                                                                   Exhibit 10.43


                                PROMISSORY NOTE


$29,430,000.00                                                    MARCH 23, 1998
                                                               CHICAGO, ILLINOIS

     FOR VALUE RECEIVED, the undersigned, PRIME GROUP REALTY, L.P., a Delaware limited partnership, 515 HUEHL ROAD, L.L.C., a Delaware limited liability company, 555 HUEHL ROAD, L.L.C., a Delaware limited liability company, 306 ERA DRIVE, L.L.C., a Delaware limited liability company, 3818 GRANDVILLE, L.L.C., a Delaware limited liability company, 1301 RIDGEVIEW DRIVE, L.L.C., a Delaware limited liability company, and 801 TECHNOLOGY WAY, L.L.C., a Delaware limited liability company, (collectively, "Maker"), jointly and severally, promise to pay to the order of STATE FARM LIFE INSURANCE COMPANY, an Illinois corporation, its successors or assigns (collectively, "State Farm") the principal sum of TWENTY NINE MILLION FOUR HUNDRED THIRTY THOUSAND DOLLARS ($29,430,000.00) ("Principal") together with interest on the unpaid Principal balance outstanding from the date hereof until paid at the rate of six and 85/100ths percent (6.85%) per annum ("Note Rate"). Interest shall be computed on the basis of a three hundred sixty (360) day year having twelve (12), thirty (30) day months. Principal and interest accrued thereon, together with all other sums which may be at any time due, owing or required to be paid by the terms of the Mortgage (hereinafter defined) and other Loan Documents (as defined in the Mortgage) are hereinafter collectively called the "Indebtedness".

I.   Payments.

     A. On March 23, 1998 (the date of this Promissory Note) Maker shall pay interest only from the date hereof to and including March 31, 1998. Thereafter, on May 1, 1998 and on the first (1st) day of each succeeding month thereafter ("Regular Payment Date") to and including March 1, 2008. Principal and interest shall be paid in fixed monthly installments of TWO HUNDRED FIVE THOUSAND ONE HUNDRED NINETY-EIGHT DOLLARS ($205,198.00) each ("Monthly Payment"). A final payment of all outstanding Principal and accrued and unpaid interest thereon shall be due and payable on April 1, 2008 ("Maturity Date").

     B. All required payments are to be made to State Farm at One State Farm Plaza, Bloomington, Illinois 61710, Attention: Investment Accounting, D-2, or at any other place State Farm shall designate in writing.

     C. All Obligations (as defined in the Mortgage) are payable in lawful money of the United States of America which is legal tender for public and private debts.

     D. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Mortgage and other Loan Documents.

                                       1             Borrower's Initials /s/ PLM

II.  Events of Default.

     A. It shall constitute an event of default ("Event of Default") of and under this Promissory Note ("Note") if any of the following events shall occur:

          1. Maker shall fail to pay any installment of Principal and interest when due under this Note. However, Monthly Payments received by State Farm within ten (10) days of the Regular Payment Date shall be considered made as required. If payment is not received by State Farm by the tenth (10th) day of the month when due, the Default Rate shall apply from the first (1st) day of the month.

          2. Maker shall fail to perform or observe any of the other covenants, agreements or conditions of this Note or of any of the Loan Documents now or hereafter evidencing or securing the Indebtedness after notice, if any, is required to be given, and with applicable grace or cure period(s), if any, is provided herein or in any of the Other Loan Documents.

     B. While any Event of Default exists, the Note Rate shall be increased to eleven and 85/100ths percent (11.85%) per annum ("Default Rate"). The Default Rate shall accrue from the date of the Event of Default until the date upon which the Event of Default is cured. It is a condition precedent to the cure of any Event of Default that Maker shall pay all Principal and accrued interest required under this Note (i.e., that would have been paid but for the Event of Default) to the most current Regular Payment Date, and the difference between the Default Rate and the Note Rate from the date of the first occurrence of the Event of Default to the date upon which the Event of Default is cured.

     C. Prior to an Event of Default, payments received by State Farm shall be applied first to interest and the remainder to Principal. After an Event of Default, State Farm may, at its option, apply any payments or other amounts received first to the payment of State Farm's expenses incurred in accordance with the provisions of the Loan Documents, then to interest and the remainder to Principal.

     D. In case of an Event of Default by Maker in the performance or observance of any of the covenants, agreements or conditions of this Note or the other Loan Documents and the expiration of any applicable grace or cure periods, State Farm, at its option and without further notice, may declare the Indebtedness, including the entire Principal balance, together with all interest accrued and unpaid thereon, to be immediately due and payable. Failure to exercise this option for a particular Event of Default shall not constitute a waiver of the right to exercise same in case of any subsequent Event of Default.

                                       2             Borrower's Initials /s/ PLM

III. Security.

     This Note is secured by, among other Loan Documents, (i) a Mortgage and Security Agreement executed by Maker to and in favor of State Farm of even date with this Note ("Mortgage") which encumbers and constitutes a lien upon and security interest in certain real property and fixtures located in Cook, McHenry and Lake Counties, in the State of Illinois (the "State") and certain other properties, rights and interests, all as more fully described in the Mortgage (the "Premises") and (ii) an Assignment of Rents and Leases executed by Maker to and in favor of State Farm of even date with this Note ("Assignment of Rents and Leases") in which the Rents (as defined therein) and the Leases (as defined therein) are absolutely and unconditionally assigned by Maker to State Farm. The terms and provisions of the Mortgage and the Assignment of Rents and Leases are incorporated herein by reference and made a part hereof.

IV.  Prepayment.

     A.   Except for the limited rights of prepayment provided in Sections 7.15
(a) and (b) of the Mortgage, the loan evidenced by this Note ("Loan") shall be closed to prepayment for a period of five (5) years (i.e., until the later to occur of (i) April 1, 2003 or (ii) after sixty (60) Monthly Payments have been made on this Note). Only thereafter, provided Maker first gives State Farm written notice at least thirty (30) days, but no more than sixty (60) days, before the Regular Payment Date selected by Maker for prepayment ("Prepayment Date"), Maker may prepay the entire outstanding Principal on the Prepayment Date; provided that (i) all other amounts due under the Loan Documents as Indebtedness are also paid and (ii) the amount prepaid is accompanied by a fee ("Prepayment Fee") equal to the greater of the following:

          1. An amount equal to one percent (1%) of the entire Principal amount to be prepaid, or

          2. If at the time of prepayment the Reinvestment Yield (as defined herein) is less than the Note Rate, the Prepayment Fee shall be calculated by:

               a. Using the Reinvestment Yield corresponding to the payment frequency of the Note, combine the present values of: (i) the scheduled payments remaining until the Maturity Date of the Note, and (ii) the final principal and accrued interest payment due on the Maturity Date of the Note;

               b. From the amount so obtained, subtracting the par value of the Principal balance of this Note as of the Prepayment Date;

The remainder so obtained shall be the Prepayment Fee.

                                       3             Borrower's Initials /s/ PLM

     B. For purposes of this Note, the term "Reinvestment Yield" shall mean the yield on United States Treasury Securities having the closest maturity (month and year) to the Maturity Date of this Note. Should more than one United States Treasury Security be quoted as maturing on the Maturity Date of this Note, then the yield of the Security closest to par will be used in the calculation of the Prepayment Fee;

     C. The Prepayment Fee shall be calculated two (2) business days before the scheduled Prepayment Date;

     D. Failure of Maker to prepay on the selected Prepayment Date shall be considered a waiver by Maker of the present right to prepay;

     E. If State Farm declares the entire Indebtedness to be immediately due and payable, Maker agrees that the Prepayment Fee, calculated as if the Prepayment Date were the date of acceleration, shall apply if allowed by Applicable Law (as hereinafter defined). No Prepayment Fee shall be payable after one hundred seventeen (117) Monthly Payments have been made on this Note or January 1, 2008, whichever comes later in time; and

     F. If State Farm consents to a sale, conveyance or transfer of the Premises described in the Mortgage, or any interest therein, but requires, as a condition to such consent, an increase in the Note Rate, Maker shall have the right, for ninety (90) days from State Farm's written notification of such required rate increase, to prepay the Indebtedness secured by the Loan Documents in full without a Prepayment Fee.

V.   Limitation of Liability.

     In consideration of the security provided by Maker to State Farm for repayment of the Indebtedness, including, without limitation, the liens on and security interests in the Premises granted pursuant to the Mortgage and the absolute and unconditional assignment of Rents and Leases pursuant to the Assignment of Rents and Leases, upon the occurrence of an Event of Default hereunder or under any of the Loan Documents, State Farm agrees that, except as otherwise set forth in this Section, State Farm shall not be entitled to enforce, and State Farm shall not seek to enforce, any deficiency or monetary judgment against Maker, any Partner of Maker, including, without limitation, Prime Group Realty Trust ("Trust"), a Maryland real estate investment trust, which is the managing general partner of Maker Prime Group Realty, L.P., ( if Maker is a partnership), any Member of Maker (if Maker is a limited liability company), or any Beneficiary of Maker (if Maker is a trust) (individually, an "Exculpated Party" and collectively, the "Exculpated Parties"), personally, and State Farm shall not levy or execute judgment upon any property of the Exculpated Parties or their respective interests, other than the Premises; it being expressly agreed, acknowledged and understood, however, that nothing contained herein shall in any manner or way release, affect or impair:

                                       4             Borrower's Initials /s/ PLM

     A. The existence of the Indebtedness and Obligations created in and evidenced by the Loan Documents.

     B. The enforceability of the liens and security interests created in and granted by the Loan Documents against the Premises.

     C. The right of State Farm to recover from the Exculpated Parties (or from Maker only, if so indicated):

          1. After the occurrence of any Event of Default under any of the Loan Documents:

               a. Any Rents received by the Exculpated Parties from tenants of the Premises and not applied to the Indebtedness or to the ordinary operating expenses of the Premises during Maker's current fiscal year; provided, however, in the case of Trust, that Trust has culpability in the failure to so apply such Rents, and, then, only to the extent of such culpability on the part of Trust;

               b. From Maker only, an amount equal to any Rents from the Premises not paid by any Tenant of the Premises due to Maker's and/or Trust's failure to perform the obligations of the landlord under any lease or leases of the Premises or any part thereof;

               c. Any amount(s) necessary to repair or replace any damage to or destruction of the Premises which is caused by the willful or wanton act or omission of the Exculpated Parties; provided, however, in the case of Trust, that Trust has culpability in such willful or wanton act or omission, and, then, only to the extent of such culpability on the part of Trust; or

               d. From Maker only, any sums expended by State Farm in performance of or in compliance with the obligations of the landlord under all covenants, agreements and provisions of any Lease assigned to State Farm as security for the Indebtedness and Obligations due to Maker's and/or Trust's failure or refusal to so perform such obligations;

          2. Any insurance proceeds or condemnation awards received by the Exculpated Parties and not delivered over to State Farm or used for Restoration of the Premises; provided, however, in the case of Trust, that Trust has culpability in such failure to so deliver such insurance proceeds or condemnation awards, and, then, only to the extent of such culpability on the part of Trust;

          3. Any costs, expenses, damages, attorneys' and paralegals' fees or other liabilities or obligations incurred by State Farm, directly or indirectly arising out or on account of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence on, under, or about the Premises of any materials, substances or wastes, defined or

                                       5             Borrower's Initials /s/ PLM
classified as hazardous or toxic under applicable federal, state or local laws or regulations or arising out of or from any failure on the part of Maker and/or Trust to comply with the provisions of the Environmental Indemnification Agreement executed by Maker and/or Trust to and in favor of State Farm of even date with this Note; or

          4. Any loss, damage, cost, expense, liability or obligation suffered or incurred by State Farm arising out or on account of or based upon any fraud or willful misrepresentation of a material fact by the Exculpated Parties in any document executed or presented to State Farm in connection with the Loan; provided, however, in the case of Trust, that Trust has culpability in any such fraud or willful misrepresentation of a material fact, and, then, only to the extent of such culpability on the part of Trust.

VI.  Non-Usurious Loan.

     A. It is the intention of Maker and State Farm that this Note and all other Loan Documents shall comply with any Applicable Law. To that end, the parties stipulate and agree that none of the terms and provisions of this Note or the Loan Documents shall ever be construed to create a contract that violates any Applicable Law or exceeds the limits imposed or provided by law for the use or detention of money or for forbearance in seeking its collection.

     B. In the event that interest paid or received under this Note or the other Loan Documents shall result, because of any reduction of Principal or any other reason, in an effective rate of interest which for any period is in excess of applicable usury limits, such excess interest for the period in question shall, at State Farm's option, be refunded to Maker or be applied upon the outstanding Principal of the Note without a Prepayment Fee.

     C. The term "Applicable Law", as such term is used in this Note shall mean any Federal or State statute or other law, including, but not limited to, the applicable usury laws of the State or the United States (whichever allows the greater rate of interest), as such Applicable Law now exists, is amended or is enacted during the term of this Note.

     D. The Maker represents and agrees that the Indebtedness evidenced by this Note constitutes a commercial business loan which comes within the purview of 815 ILCS 205/4(1)(c)(1992).

VII. State Farm's Attorney Fees.

     Should the Indebtedness evidenced by this Note or any part thereof be: (i) collected at law or in equity or through any legal, bankruptcy, receivership, probate or other court proceedings; (ii) placed in the hands of attorneys for collection after the occurrence of an Event of Default; or (iii) the subject of any court proceeding involving the lien of the Mortgage or its priority, Maker and all endorsers, guarantors and sureties of such Indebtedness jointly and severally agree to pay to State

                                       6             Borrower's Initials /s/ PLM

Farm, in addition to the Principal and interest due and payable hereunder, reasonable attorneys' and paralegals' fees and collection costs, and all other Obligations due pursuant to the terms of the Loan Documents including those incurred by State Farm on any appeal.

VIII.  Maker's Waivers.

     Except for such notice(s) as may be required to be given pursuant to the terms of the Loan Documents, Maker and all endorsers, guarantors and sureties of the Indebtedness evidenced by this Note and any other persons liable or to become liable on or for such Indebtedness hereby severally waive presentment for payment, demand and notice of demand, dishonor and notice of dishonor, protest and notice of protest, and nonpayment and notice of nonpayment of this Note, and all other notices and demands, including without limitation, notice of intention to accelerate the maturity of this Note, notice of acceleration of the maturity of the Note, diligence in collection and the bringing of suit against any other party and hereby further agree to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, whether before or after maturity.

IX.  Payment of Taxes and Fees.

     Maker agrees to pay all costs, expenses, fees and taxes on or with respect to the execution, delivery, recordation, existence or possession of this Note, the Mortgage and the other Loan Documents, including, without limitation, all recording fees and any documentary stamp tax or intangible personal property tax now or hereafter required by Applicable Law to be affixed or paid with respect to this Note, the Mortgage or the other Loan Documents.

X.   Waiver of Trial by Jury.

     Maker hereby waives, to the fullest extent permitted by Applicable Law, the right to trial by jury in any action, proceeding or counterclaim filed by any party, whether in contract, tort or otherwise relating directly or indirectly to this Note or any acts or omissions of the Maker in connection therewith or contemplated thereby.

XI.  Releases.

     State Farm may, without notice, and without regard to the consideration, if any, given or paid therefor, release or substitute any part of the Premises given as security for the repayment of the Indebtedness evidenced and represented by this Note without releasing any other property given as security for such Indebtedness, or may release any party obligated on or liable for the payment of the Indebtedness evidenced and represented by this Note without releasing any other party obligated on or liable for such Indebtedness, or may agree with any party obligated or liable for the repayment of the Indebtedness evidenced and represented by this Note to extend the time for payment of any part or all of such Indebtedness without releasing any party obligated on or liable for such Indebtedness.

                                       7             Borrower's Initials /s/ PLM

Failure on part of State Farm to exercise any right granted herein, in the Mortgage or the other Loan Documents shall not constitute a waiver of such right or preclude the subsequent exercise thereof.

XII. Governing Law.

     This Note and the rights, duties, obligations and liabilities of the parties hereunder and/or arising from or relating in any way to the Indebtedness evidenced by this Note or the loan transaction of which such Indebtedness and this Note are a part shall be governed by and construed for all purposes under the law of the State.

     IN WITNESS WHEREOF, Maker has executed, or caused these presents to be executed on its behalf, as of the day and year first above written.

Maker's Address:                     PRIME GROUP REALTY, L.P., a Delaware
                                     limited partnership
c/o Prime Group Realty Trust
Attention: James F. Hoffman, Esquire
77 West Wacker Drive, Suite 3900     By:  PRIME GROUP REALTY TRUST, a
Chicago, Illinois 60601                   Maryland real estate investment trust,
                                          its Managing General Partner

                                          By: /s/ Patrick L. McGaughy
                                             -----------------------------------
                                          Name: Patrick L. McGaughy
                                               ---------------------------------
                                          Title: Vice President
                                                --------------------------------

                                     515 HUEHL ROAD, L.L.C., a Delaware limited liability company

                                     By:  PRIME GROUP REALTY, L.P., a
                                          Delaware limited partnership, its
                                          Administrative Member

                                          By:  PRIME GROUP REALTY TRUST, a
                                               Maryland real estate investment
                                               trust, its Managing General
                                               Partner

                                               By: /s/ Patrick L. McGaughy
                                                  ------------------------------
                                               Name: Patrick L. McGaughy
                                                    ----------------------------
                                               Its: Vice President
                                                   -----------------------------

                                  555 HUEHL ROAD, L.L.C., a Delaware limited liability company

                                  By:   PRIME GROUP REALTY, L.P.,
                                        a Delaware limited partnership,
                                        its Administrative Member

                                        By:  PRIME GROUP REALTY TRUST,
                                             a Maryland real estate investment
                                             trust, its Managing General Partner

                                             By: /s/ Patrick L. McGaughy
                                                 -----------------------
                                             Name: Patrick L. McGaughy
                                             Its:  Vice President


                                  306 ERA DRIVE, L.L.C., a Delaware limited liability company


                                  By:   PRIME GROUP REALTY, L.P.,
                                        a Delaware limited partnership,
                                        its Administrative Member

                                        By:  PRIME GROUP REALTY TRUST,
                                             a Maryland real estate investment
                                             trust, its Managing General Partner

                                             By: /s/ Patrick L. McGaughy
                                                 -----------------------
                                             Name: Patrick L. McGaughy
                                             Its:  Vice President


                                  3818 GRANDVILLE, L.L.C., a Delaware limited liability company


                                  By:   PRIME GROUP REALTY, L.P.,
                                        a Delaware limited partnership,
                                        its Administrative Member

                                        By:  PRIME GROUP REALTY TRUST,
                                             a Maryland real estate investment
                                             trust, its Managing General Partner

                                             By: /s/ Patrick L. McGaughy
                                                 -----------------------
                                             Name: Patrick L. McGaughy
                                             Its:  Vice President

                                  1301 RIDGEVIEW DRIVE, L.L.C., a Delaware limited liability company


                                  By:   PRIME GROUP REALTY, L.P.,
                                        a Delaware limited partnership,
                                        its Administrative Member

                                        By:  PRIME GROUP REALTY TRUST,
                                             a Maryland real estate investment
                                             trust, its Managing General Partner

                                             By: /s/ Patrick L. McGaughy
                                                 -----------------------
                                             Name: Patrick L. McGaughy
                                             Its:  Vice President


                                  801 TECHNOLOGY WAY, L.L.C., a Delaware
                                  limited liability company

                                  By:   PRIME GROUP REALTY, L.P.,
                                        a Delaware limited partnership,
                                        its Administrative Member

                                        By:  PRIME GROUP REALTY TRUST,
                                             a Maryland real estate investment
                                             trust, its Managing General Partner

                                             By: /s/ Patrick L. McGaughy
                                                -----------------------
                                             Name: Patrick L. McGaughy
                                             Its:  Vice President

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